Exhibit 99.49

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 2000
           Series 2000-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                  $     92,958.04
                                                                   -------------
               (b)   Interest                                   $    965,834.60
                                                                   -------------
               (c)   Total                                      $  1,058,792.64
                                                                   -------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                  $    52,334.76
                                                                   ------------
               (b)   Interest                                   $   557,426.22
                                                                   ------------
               (c)   Total                                      $   609,760.98
                                                                   ------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                  $    40,623.28
                                                                   ------------
               (b)   Interest                                   $   408,408.38
                                                                   ------------
               (c)   Total                                      $   449,031.66
                                                                   ------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                  $     27,943.78
                                                                    ------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                  $  1,785,509.71
                                                                   -------------
               (b)   Interest                                   $     12,043.04
                                                                   -------------
               (c)   Total                                      $  1,797,552.75
                                                                   -------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                    $          0.00
                                                                    ------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                    $           0.00
                                                                   -------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                  $    142,071.60
                                                                 ---------------
               (b)   Interest                                   $        976.33
                                                                 ---------------
               (c)   Total                                      $    143,047.93
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                      $138,292,263.20
                                                                 ---------------

13.      Available Funds:                                       $  2,997,991.55
                                                                 ---------------

14.      Realized Losses for prior month:                       $          0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                    $          0.00
                                                                    ------------

17.       Compensating Interest Payment:                        $        164.09
                                                                    ------------

18.       Total interest payments:                              $    949,508.34
                                                                    ------------

19. Interest
                             Unpaid Class
      Accrued Certificate Interest Shortfalls     Interest
Class       Interest                               Payable      Pay-out Rate
-----       --------      -------------------      -------      ------------
PO    $          0.00   $                0.00    $        0.00  %0.000000000
A1    $    656,799.58   $                0.00    $  656,799.58  %7.749999961
A2    $     82,098.33   $                0.00    $   82,098.33  %7.749999685
A3    $     82,098.33   $                0.00    $   82,098.33  %7.749999685
S     $     51,464.90   $                0.00    $   51,464.90  %0.578883482
M     $     38,071.88   $                0.00    $   38,071.88  %7.750001018
B1    $     13,594.79   $                0.00    $   13,594.79  %7.749999050
B2    $     12,232.08   $                0.00    $   12,232.08  %7.749997888
B3    $      5,437.92   $                0.00    $    5,437.92  %7.750004751
B4    $      3,171.04   $                0.00    $    3,171.04  %7.749995927
B5    $      4,538.84   $                0.00    $    4,538.84  %7.749994696
R     $          0.65   $                0.00    $        0.65  %7.800000000

20.       Principal Distribution Amount:                        $  2,048,483.21
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution     Accrual Amount
                                  ----------------------     --------------
         Class PO                 $           7,006.76       $        0.00
         Class A1                 $       2,025,087.24       $        0.00
         Class A2                 $               0.00       $        0.00
         Class A3                 $           8,403.14       $        0.00
         Class S                  $               0.00       $        0.00
         Class M                  $           3,896.83       $        0.00
         Class B1                 $           1,391.49       $        0.00
         Class B2                 $           1,252.01       $        0.00
         Class B3                 $             556.60       $        0.00
         Class B4                 $             324.57       $        0.00
         Class B5                 $             464.57       $        0.00
         Class R                  $             100.00       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

24.      Subordinate Certificate Writedown Amount:           $             0.00
                                                                ----------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                            $            0.00
                                                                 ---------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                       $     17,205.41
                                                                      ----------

        3.     Supplemental Servicing Fee amount:               $           N/A
                                                                      ----------

        4.     Credit Losses for prior month:                   $          0.00
                                                                      ----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 91.420621  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  8.579379
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services